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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                              September 15, 1998
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       BUILDING ONE SERVICES CORPORATION
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (202) 261-6000
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

  On September 15, 1998, the stockholders of Consolidation Capital Corporation (the "Company") approved a change in the Company's name to Building One Services Corporation. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Company's Restated Certificate of Incorporation reflecting the name change.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

   (i) Building One Services Corporation Restated Certificate of Incorporation


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSOLIDATION CAPITAL CORPORATION


Dated: September 17, 1998              By:  /s/ F. Traynor Beck
                                          ----------------------------------
                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary



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                                 EXHIBIT INDEX

  Exhibit

  99.1      Building One Services Corporation Restated Certificate of
            Incorporation